UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 7, 2013

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 606-0820
Cole Credit Property Trust II, Inc.
2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD

On October 7, 2013, Spirit Realty Capital, Inc. (the “Company”), completed the sale of Camelback Mountain Resort (“Camelback”), a ski and snowboard resort located in the Pocono Mountains in Pennsylvania.

The press release announcing this disposition is furnished as Exhibit 99.1 to this Current Report on Form 8-K contains certain statements that may be deemed to be "forward-looking statements" under Federal securities laws and should be regarded solely as reflections of the Company’s current operating plans and estimates and not guarantees of future performance.

Item 9.01    Financial Statements and Exhibits.

The Company’s press release, dated October 8, 2013, announcing the disposition of Camel Back Ski Resort, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits.

Number	Exhibit
99.1	Press release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

	By:	/s/ Michael A. Bender
Date: October 8, 2013		Michael A. Bender Chief Financial Officer, Senior Vice President, Assistant Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release